Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

Letter of Transmittal

MARRIOTT INTERNATIONAL, INC.

Offer to Exchange

All Outstanding 5.81% Series G Notes Due 2015

(CUSIP No. 571900 AY 5)

For

5.81% Series G Notes Due 2015

(CUSIP No. 571900 AZ 2)

Which Have Been Registered Under the Securities Act of 1933

Pursuant to the Prospectus dated                            , 2006

The exchange offer will expire at 5:00 p.m., New York City time, on                         , 2006, unless extended by us (such date and time, as they may be extended, the “expiration date”). Tendered outstanding notes may be withdrawn at any time before the expiration date.

Delivery to:

JPMorgan Chase Bank, N.A.

As Exchange Agent

By Registered or Certified Mail:	By Overnight Courier or Hand Delivery:
JPMorgan Chase Bank Worldwide Securities Services 2001 Bryan Street Dallas, Texas 75201 Attn: Frank Ivins	JPMorgan Chase Bank GIS Unit Trust Window 4 New York Plaza, 1st Floor New York, New York 10004 Attn: Frank Ivins

By Facsimile Transmission (for eligible institutions only): (214) 468-6494	Confirm by Telephone: (800) 275-2048

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

Exhibit 99.1

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated                     , 2006 (the “Prospectus”), of Marriott International, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “exchange offer”) to exchange its outstanding 5.81% Series G Notes due 2015 (the “outstanding notes”) for new 5.81% Series G Notes due 2015 (the “new notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. On November 10, 2005, the Company consummated its offers to exchange (the “previous exchange offers”) any or all of its then outstanding 7% Series E Notes due 2008 (the “Series E Notes”) and any or all of its then outstanding 7 7/8% Series C Notes due 2009 (together with the Series E Notes, collectively, the “old notes”) for the outstanding notes. In connection with the previous exchange offers, the Company entered into a registration rights agreement, dated November 10, 2005 (the “Registration Rights Agreement”), with the dealer managers of the previous exchange offers.

This Letter of Transmittal is to be completed by a holder of outstanding notes either if certificates for such outstanding notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Outstanding Notes” and “—Book-Entry Transfers” sections of the Prospectus and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Outstanding notes may be withdrawn at any time prior to the expiration date. See the section of the Prospectus entitled “The Exchange Offer—Terms of the Exchange Offer, Period for Tendering Outstanding Notes,” “—Procedures for Tendering Outstanding Notes” and “—Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If a holder of outstanding notes desires to tender outstanding notes and such outstanding notes are not immediately available or time will not permit all documents required by the exchange offer to reach the Exchange Agent (or such holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to 5:00 p.m., New York City time, on the expiration date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

The exchange offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2006. The exchange offer may be extended, delayed, terminated or amended as provided in the Prospectus. During any extension of the expiration date, all outstanding notes previously tendered will remain subject to the exchange offer and may be accepted for exchange by the Company.

The method of delivery of outstanding notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, the Company recommends that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or outstanding notes should be sent to the Company.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the outstanding notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of outstanding notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES
1 Names(s) and Address(es) of Certificate Holder(s) (Please fill in Certificate Number(s)*)	2 Aggregate Principal Amount of Series G Notes	3 Principal Amount Tendered**

*	Need not be completed if outstanding notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding notes represented by the outstanding notes indicated in column 2. See Instruction 2. Outstanding notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)___________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery_________________________________________________________________

Name of Eligible Institution that Guaranteed Delivery__________________________________________________________________

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution____________________________________________________________________________________

Account Number_____________________________________________________________________________________________

Transaction Code Number______________________________________________________________________________________

By crediting the outstanding notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding notes as are being tendered hereby and hereby irrevocably appoints the Exchange Agent as its attorney and agent. The undersigned further irrevocably instructs the Exchange Agent as its attorney and agent to complete, execute and deliver all or any forms of transfer and other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the exchange offer.

The undersigned acknowledges that the Company’s acceptance of outstanding notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

The undersigned acknowledges that this exchange offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) that the new notes issued pursuant to the exchange offer in exchange for the outstanding notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than an affiliate of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and (except for broker-dealers that have acquired the outstanding notes as a result of market making or other trading activities) prospectus delivery provisions of the Securities Act; provided, that such new notes are acquired in the ordinary course of such holder’s business and such holder has no arrangement with any person to participate in the distribution of such new notes. See “The Exchange Offer—Registration Rights” and “—Resales of New Notes” in the Prospectus.

The undersigned understands and agrees that the Company reserves the right not to accept tendered outstanding notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

The undersigned represents and warrants to the Company that: (i) neither the holder nor any other person receiving new notes in exchange for outstanding notes tendered hereby is an affiliate of the Company within the meaning of Rule 405 under the Securities Act; (ii) the holder and any other person receiving new notes in exchange for outstanding notes tendered hereby is not a broker-dealer who exchanged old notes acquired directly from the Company for its own account for outstanding notes in the previous exchange offers; (iii) the new notes to be received by the holder or any other person hereby tendering outstanding notes will be acquired in the ordinary course of such holder’s or person’s business; and (iv) neither the holder nor any other person receiving new notes in exchange for outstanding notes tendered hereby has any arrangement or understanding with any person to participate in the distribution, within the meaning of the Securities Act, of the new notes. The representations and warranties of the undersigned will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date

The undersigned further acknowledges and agrees (i) that any person participating in the exchange offer for the purpose of distributing the new notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the new notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in no-action letters that are discussed in the Prospectus under the caption “The Exchange Offer—Resales of New Notes” and (ii) that a secondary resale transaction described in the preceding clause (i) should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities Act.

In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for outstanding notes, it represents that the outstanding notes to be exchanged for new notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned further agrees that acceptance of any and all validly tendered outstanding notes by the Company and the issuance of new notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement.

The undersigned will, upon request, execute and deliver any additional documents and give any further assurances deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the outstanding notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal Rights.”

Each holder of outstanding notes that submits this Letter of Transmittal, or agrees to the terms of a Letter of Transmittal pursuant to an Agent’s Message, is deemed to acknowledge, represent, warrant and agree as follows:

(1) it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more beneficial owners of, the outstanding notes tendered hereby, and it has full power and authority to execute this Letter of Transmittal and to tender, exchange, assign and transfer the outstanding notes tendered hereby;

(2) when the outstanding notes are accepted for exchange by the Company, the Company will acquire good, indefeasible and unencumbered title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind;

(3) if the outstanding notes are assets of (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) a “governmental plan” as defined in Section 3(32) of ERISA or any other plan that is subject to a law substantially similar to Title I of ERISA or Section 4975 of the Code, or (iv) an entity deemed to hold plan assets of any of the foregoing, the exchange of the outstanding notes and the acquisition, holding and disposition of the new notes will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any substantially similar applicable law; and

(4) by tendering outstanding notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, it will be deemed to have waived the right to receive any payment in respect of interest on the outstanding notes accrued up to the date of issuance of the new notes.

The acknowledgments, representations, warranties and agreements of a holder tendering outstanding notes will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date. For purposes of this Letter of Transmittal, the “beneficial owner” of any outstanding notes means any holder that exercises investment discretion with respect to those outstanding notes.

Unless otherwise indicated herein in the box entitled “Special Issuance/Payment Instructions” below, please issue the new notes (and, if applicable, substitute certificates representing outstanding notes for any outstanding notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of outstanding notes, credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new notes (and, if applicable, substitute certificates representing outstanding notes for any outstanding notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for new notes and/or outstanding notes not exchanged are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or if outstanding notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. Complete Substitute Form W-9.

Issue: New notes and/or outstanding notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

Credit unexchanged outstanding notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for new notes and/or outstanding notes not exchanged are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter of Transmittal above.

Mail: New notes and/or outstanding notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for outstanding notes or a Book-Entry Confirmation and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF

OUTSTANDING NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF

TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Signature(s) of Owner

Date:

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the outstanding notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Tax Identification or Social Security Numbers:

Signature Guarantee

(If Required By Instruction 3)

Signature(s) Guaranteed By An Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Notes.

This Letter of Transmittal (this “Letter of Transmittal”) is to be completed by holders of outstanding notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Outstanding Notes” and “—Book-Entry Transfers” and an Agent’s Message is not delivered, or if guaranteed delivery procedures are being used. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered outstanding notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Outstanding notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

The method of delivery of this Letter of Transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If outstanding notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the Prospectus entitled “The Exchange Offer.”

2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the outstanding notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of outstanding notes to be tendered in the box above entitled “Description of Outstanding Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered outstanding notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the expiration date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holder of the outstanding notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such outstanding notes without any change whatsoever.

If any tendered outstanding notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the outstanding notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered outstanding notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) (EACH SUCH FIRM AN “ELIGIBLE INSTITUTION”) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM.

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance/Payment and Special Delivery Instructions.

Tendering holders of outstanding notes should indicate in the applicable box the name and address to which new notes issued pursuant to the exchange offer and/or substitute certificates evidencing outstanding notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such outstanding notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Taxpayer Identification Number and Backup Withholding.

Federal income tax law generally requires that a tendering holder whose outstanding notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s Social Security Number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the outstanding notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6. Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of outstanding notes pursuant to the exchange offer. If, however, new notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. Waiver of Conditions.

The Company reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions enumerated in the Prospectus prior to the expiration date.

8. No Conditional Tenders; Defects.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal Rights.

Tendered outstanding notes may be withdrawn at any time prior to the expiration date. For a withdrawal of tendered outstanding notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date.

Any notice of withdrawal must (i) specify the name of the person having tendered the outstanding notes to be withdrawn (the “Depositor”), (ii) identify the outstanding notes to be withdrawn (including certificate number or numbers and the principal amount of such outstanding notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such outstanding notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such outstanding notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the outstanding notes register the transfer of such outstanding notes in the name of the person withdrawing the tender and (v) specify the name in which such outstanding notes are registered, if different from that of the Depositor. If outstanding notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer, and no new notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly re-tendered. Any outstanding notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of outstanding notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfers,” such outstanding notes will be credited to an account maintained with DTC for the outstanding notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the expiration date.

11. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below. A holder of outstanding notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES

PAYOR’S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN (Social Security Number or Employer Identification Number) _____________

Part 2—For Payees Exempt From Backup Withholding

                                    (See Instruction 5)

_____________________________________________

Part 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all reportable payments made to me thereafter until I provide a number.

SIGNATURE                                                                                                            DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY NUMBER of—	For this type of account:	Give the NAME And EMPLOYER IDENTIFICATION NUMBER of—

1. An individual	The individual	6. A valid Trust, estate or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, education, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)	9. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or single-owner LLC	The owner(3)	10. A broker or registered nominee	The broker or nominee

		11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the person, representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

INSTRUCTIONS TO GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct taxpayer identification number to the person requesting your taxpayer identification number and, when applicable, (1) to certify the taxpayer identification number you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The taxpayer identification number must match the name given on the Substitute Form W-9.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, at the local office of the Social Security Administration or on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number (“ITIN”) to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the Internal Revenue Service (“IRS”) by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the substitute Form W-9 and return it to the payor. You must provide a payor with a taxpayer identification number within 60 days. During this 60-day period, a payor has two options for withholding on reportable interest or dividend payments:

(1)	a payor must backup withhold on any withdrawals you make from the account after 7 business days after a payor receives the substitute Form W-9: or

(2)	a payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. Under this option, backup withholding must begin no later than 7 business days after a payor receives the Substitute Form W-9. Under this option, a payor must refund the amounts withheld if a payor receives your certified taxpayer identification number within the 60-day period and you are not otherwise subject to backup withholding during the period.

With respect to other reportable payments, if a payor does not receive your taxpayer identification number within the 60 days, a payor must backup withhold until you furnish your taxpayer identification number.

Certification

For interest, dividends and broker transactions, you must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct taxpayer identification number to a payor, you must cross out item 2 in Part 3 before signing the form.

Payees and Payments Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	An exempt charitable reminder trust, or a non-exempt trust described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your current taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments on tax-free covenant funds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and their regulations.

Privacy Act Notice

Section 6109 of the Code requires recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The Payor must be given the numbers whether or not recipients are required to file the tax returns. Payors must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The penalties described below may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Only manually signed copies of the Letter of Transmittal (or manually signed facsimile copies hereof) will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

JPMorgan Chase Bank, N.A.

By Registered or Certified Mail:	By Overnight Courier or Hand Delivery

Worldwide Securities Services 2001 Bryan Street Dallas, Texas 75201	GIS Unit Trust Window 4 New York Plaza, 1st Floor New York, New York 10004

By Facsimile Transmission: (214) 468-6494:	Confirm by Telephone: (800) 275-2048

Questions and requests for assistance or for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent at the telephone number and address listed above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.